BioSpecifics
TECHNOLOGIES CORP.

Corporate Presentation

March 2010

Forward Looking Statements

This presentation includes "forward-looking statements" within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts are "forward-looking statements" for purposes of these provisions, including any projections of earnings, revenues or other financial items, any statements of the plans and objectives of management for future operations, any statements concerning proposed new products or licensing or collaborative arrangements, any statements regarding future economic conditions or performance, and any statement of assumptions underlying any of the foregoing. In some cases, forward-looking statements can be identified by the use of terminology such as "may," "will," "expects," "plans," "anticipates," estimates," "potential," or "continue" or the negative thereof or other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements contained in this presentation are reasonable, there can be no assurance that such expectations or any of the forward-looking statements will prove to be correct, and actual results could differ materially from those projected or assumed in the forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to inherent risks and uncertainties, including but not limited to the risk factors set forth in our Form 10-K. All forward-looking statements and reasons that results may differ included in this presentation are made as of the date hereof, and we assume no obligation to update these forward-looking statements or reasons why actual results might differ.

BioSpecifics

Company Overview

- XIAFLEX™ commercially available in US as of March 8, 2010 for treatment of Dupuytren's contracture in adults with palpable cord in the palm
  - Debilitating condition contracting and limiting range of motion of fingers
  - First and only FDA-approved nonsurgical treatment
- Auxilium partnership
  - Low double digit royalties on worldwide net sales
  - Markup on COGS
  - Sub-license income from Auxilium-Pfizer European partnership (8.5%)
  - Additional modest milestones
- Additional promising lead indications for XIAFLEX
  - Peyronie's Disease: Phase 2b results reported in Dec. 2009
  - Frozen shoulder: Completed Phase 2 trial
  - Lipoma and cellulite

Trademark: Auxilium Pharmaceuticals

BioSpecifics - Auxilium XIAFLEX Development and License Agreement

- Payments due to BioSpecifics from Auxilium
  - >$15M received to date
    - Additional $1M expected in March 2010 for Dupuytren's contracture approval in US
  - Low double digit royalties as percentage of worldwide net sales, independent of indication, territory, sales volume and seller
  - Additional markup on COGS
  - Percentage of sub-license income
  - Modest milestones for additional indications, regulatory submissions and approvals in US or major countries in Europe

BioSpecifics

Auxilium – Pfizer Partnership for XIAFLEX in Europe

- Pfizer responsible for marketing XIAFLEX for Dupuytren's contracture and Peyronie's Disease in 27 member countries of EU and 19 other European and Eurasian countries
- $6.4M upfront payment received by BioSpecifics
- BioSpecifics to receive:
  - 8.5% of $395M in additional potential future milestone payments paid to Auxilium
    - $135M regulatory, $260M sales
    - All in addition to milestones due under BioSpecifics – Auxilium agreement
  - $1.27M due in March 2010 to BioSpecifics from Auxilium for MAA acceptance

BioSpecifics
TECHNOLOGIES CORP

Overview of XIAFLEX for Dupuytren's Contracture

- Dupuytren's contracture: formation of collagen cord in palm that contracts and limits range of motion of fingers; significantly affects quality of life and daily activities
- XIAFLEX approved for treatment of adult Dupuytren's contracture patients with palpable cord; no restrictions re joints nor limitations on contracture severity
- First and only FDA-approved nonsurgical treatment
- Commercially available as of March 8, 2010


Deep Flexor Tendon
Palmar fascia
Dupuytren's nodule
Superficial flexor tendon

Source: Auxilium Pharmaceuticals

Market Potential in US and EU

- Surgeons highly receptive; surveys show potential use in 76% of medical/surgical candidates
- Price: $3,250 per vial in US
- Average patient expected to need 1.7 vials

*Potential annual candidates for XIAFLEX


240,000*
Medical/Surgical Treatment
395,000
Patients Seeking Medical Treatment
1.03M
Prevalence 3-6% of Adult Caucasian Population
13.5M - 27M

Source: Auxilium Pharmaceuticals

BioSpecifics

Dupuytren's Contracture
Auxilium Phase 3 Results

- Primary endpoint: statistically significant reduction in contracture to within 0-5° of normal; all secondary endpoints met with statistical significance
- Cord I trial (306 patients): 64% of XIAFLEX arm met primary endpoint vs. 6.8% for placebo ($p<0.001$); published in NEJM Sept. 2009
- Cord II trial (66 patients): 44% of XIAFLEX arm met primary endpoint vs. 4.8% for placebo ($p<0.001$)
- Recurrence: 6.7% after 12 months
- Serious local adverse events: flexor tendon rupture, pulley rupture, ligament injury, complex regional pain syndrome and sensory abnormality of the hand

Source: Auxilium Pharmaceuticals

BioSpecifics

Commercialization Plan

- Sales team hired (~100 reps)
  - Targeting ~7,000 physicians
- Supporting co-pay foundation and patient assistance programs
- Marketing and medical education programs developed
- Extensive physician training program
- REMS program in place
- Anticipate that a XIAFLEX specific J-code will be issued in January, 2011
- Applying for CPT code by end of 2010

Source: Auxilium Pharmaceuticals

BioSpecifics

Pipeline


Indications
Phase 1
Phase 2
Phase 3
Commercialization
Dupuytren's Contracture
Peyronie's Disease
Frozen Shoulder
Lipoma
Cellulite

Overview of XIAFLEX for Treatment of Peyronie's Disease

- Excess of inelastic collagen causes penis curvature/deviation; distorts erection and results in pain, penile shortening, indentations, and/or erectile dysfunction
  - Surgery only current proven treatment option but unattractive to patients and physicians
- Successfully completed Phase 2b trial
  - Auxilium plans to meet with FDA in 2Q10 to discuss these results; US Phase 3 study expected to commence in 2H10 subject to FDA clearance



Erect penis with Peyronie's


Glans
Inelastic collagen plaque causes curvature
Spongy erectile tissue

BioSpecifics

Market Potential of XIAFLEX for Peyronie's Disease in US and Europe

- Prevalence rate increases with age; average age of disease onset is 53 years
- Common association with other diseases such as Dupuytren's contracture, frozen shoulder, plantar fibromatosis and knuckle pads
- Market research shows 90% of US based urologists would use XIAFLEX to avoid or delay surgery



>210,000*
Medical/Surgical Treatment
315,000
Patients Seeking Medical Treatment
475,000
Prevalence 5% of Adult Male Population

*Potential annual candidates for XIAFLEX

Source: Auxilium Pharmaceuticals

BioSpecifics

Peyronie's Disease
BioSpecifics Positive Phase 2a Results

- Study 1030 (25 patients): 55% rated as at least "much improved" by investigator at 9 months *
- Study 1035 (10 patients): 67% rated as at least "much improved" by investigator at 9 months; ≥25% reduction in deviation angle achieved in 89% of patients who completed follow-up schedule at 9 months

*Source: Journal of Sexual Medicine January 2008
Source: Auxilium Pharmaceuticals

Peyronie's Disease
Phase 2b Results

- Designed to measure improvement in penile curvature and patients' sexual quality of life using the Peyronie's Disease Patient Reported Outcome (PRO) questionnaire
- Randomized, double-blind, placebo-controlled
- 145 patients assigned 3:1 XIAFLEX to placebo
- Statistically significant change at 36 weeks in both improvement in penile curvature ($p=0.001$) and PRO Peyronie's Disease bother domain ($p=0.046$); no statistical significance for PRO penile pain, intercourse discomfort or intercourse constraint domains
- Well-tolerated, no drug SAEs

Source: Auxilium Pharmaceuticals

BioSpecifics TECHNOLOGIES CORP

XIAFLEX Treatment for Frozen Shoulder

- Inflammation and thickening of shoulder capsule resulting from trauma or unknown causes
- No FDA-approved pharmaceutical treatment
- Affects between 20-50M people worldwide
- 700,000 patients visit doctors annually in US
- Completed Phase 2 trial demonstrated statistical significance ($p=0.02$) in active elevation from baseline at highest dose



BioSpecifics

Frozen Shoulder
Phase 2 Dose Response Study Results



Active elevation change from baseline at the 30-day visit
Mean Degree
40
30
20
10
0
n=15
n=16
p=0.19
n=15
p=0.25
n=14
p=0.02
0 kU
2.5 kU
5.0 kU
10 kU
Dose

BioSpecifics

Lipomas

- Benign encapsulated fat deposits occurring as bulges under the skin
- Human
  - Primary diagnosis in 575,000 US patients annually; no improvement without surgical intervention
  - Phase 1 trial shows 90% success rate in decreasing lipoma size by 50-90% after single treatment
- Canine
  - Found in 1.7M dogs in US
  - Most frequent treatment option is surgery but requires general anesthesia and risky for older dogs

Cellulite

- Results from collagen fibrous septae held in an irregular pattern; causes skin dimpling
- 85 to 98% of women of all races have cellulite
- Encouraging Phase 1 results


Before Collagenase
One month
after Collagenase
Six months
after Collagenase

Source: A. Dagum and M.Badalamente, describing the promising results of this study was published in Plastic and Reconstructive Surgery on September 15, 2006.

BioSpecifics
TECHNOLOGIES CORP

Collagenase Tested in 11 Indications – Over 2400 Patients Treated

- Dupuytren's contracture (commercially available in US as of March 8, 2010)
- Peyronie's Disease
- Frozen shoulder
- Lipoma
- Cellulite
- Keloids
- Hypertrophic scars
- Scarred tendons
- Glaucoma
- Herniated intervertebral discs
- Adjunct to vitrectomy

XIAFLEX Intellectual Property

- XIAFLEX for Dupuytren's contracture and Peyronie's Disease have Orphan Drug designation status in US granting 7 year exclusivity after approval
- 10 year marketing exclusivity in Europe anticipated by Auxilium
- Manufacturing patents pending
- Royalties through 2027 based on pending or issued patents
- BioSpecifics owns or controls patents or patent applications to injectable collagenase to treat:
  - Dupuytren's contracture
  - Peyronie's Disease
  - Frozen shoulder
  - Removal of adipose tissue
  - Other patents pending

BioSpecifics Technologies Corp

Financial Highlights as of December 31, 2009

	($)
Cash and equivalents, short term investments	$8.5 million
2009 Income Statement	
Revenues	3,156,000
Costs and expenses	(5,320,000)
Other income	47,000
Net income tax benefit	162,000
Net loss	1,957,000
Net loss per share	$(0.32)

BioSpecifics Technologies Corp

Cash Payments for March 2010

- √ $200,000 for technical assistance from DFB Biotech, Inc.
- √ $1.27M earn out payment from DFB Biotech, Inc.
- ▶ $1.0M due from Auxilium for approval of XIAFLEX for Dupuytren's contracture in US
- ▶ $1.27M due from Auxilium for MAA acceptance of XIALFEX for Dupuytren's contracture in Europe

---

- ▶ Total: $3.7M

BioSpecifics
TECHNOLOGIES CORP

Upcoming Milestones

- **1Q10**
  - US commercial launch for Dupuytren's contracture in late March 2010
- **2Q10**
  - Meeting with FDA to discuss Peyronie's Disease Phase 2b results; plans for US Phase 3 study
- **2H10**
  - Initiate US Phase 3 study for Peyronie's Disease subject to FDA clearance
  - BioSpecifics to initiate clinical trial in a new indication

Company Overview

- XIAFLEX™ commercially available in US as of March 8, 2010 for treatment of Dupuytren's contracture in adults with palpable cord in the palm
  - Debilitating condition contracting and limiting range of motion of fingers
  - First and only FDA-approved nonsurgical treatment
- Auxilium partnership
  - Low double digit royalties on worldwide net sales
  - Markup on COGS
  - Sub-license income from Auxilium-Pfizer European partnership (8.5%)
  - Additional modest milestones
- Additional promising lead indications for XIAFLEX
  - Peyronie's Disease: Phase 2b results reported in Dec. 2009
  - Frozen shoulder: Completed Phase 2 trial
  - Lipoma and cellulite

Trademark: Auxilium Pharmaceuticals

BioSpecifics

BioSpecifics

TECHNOLOGIES CORP.